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                                                                    Exhibit 23.1


                        CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in this Registration Statement on Form S-8 of Envirogen, Inc. of our report dated February 15, 2000, with respect to the consolidated financial statements and financial statement schedule of Envirogen, Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 1999, filed with the Securities and Exchange Commission.

                                             Ernst & Young LLP

Metro Park, New Jersey
June 12, 2000

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